EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2025 Financial Results

SAN RAFAEL, Calif., April 17, 2025 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the first quarter 2025 of $31.0 million and diluted earnings per common share ("EPS") of $1.16. First quarter 2025 results include a reversal of provision for credit losses of $550 Thousand, which increased EPS $0.01. These results compare to fourth quarter 2024 net income of $31.7 million and EPS of $1.19.

“Westamerica’s first quarter 2025 results benefited from the Company’s valuable low-cost deposit base, of which 46 percent was represented by non-interest bearing checking accounts during the quarter; the annualized cost of funding our loan and bond portfolios was 0.24 percent in the quarter. Operating expenses remained well controlled at 38 percent of total revenues and credit quality remained stable with nonperforming assets of $277 thousand at March 31, 2025,” said Chairman, President and CEO David Payne. “First quarter 2025 results generated an annualized 11.9 percent return on average common equity. Shareholders were paid a $0.44 per common share dividend during the first quarter 2025,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $56.4 million for the first quarter 2025, compared to $59.2 million for the fourth quarter 2024. The annualized yield earned on loans, bonds and cash for the first quarter 2025 was 4.14 percent compared to 4.25 percent for the fourth quarter 2024. The annualized cost of funding the loan and bond portfolios was 0.24 percent for the first quarter 2025 unchanged from the fourth quarter 2024.

The Company recognized a $550 thousand reversal of provision for credit losses in the first quarter 2025. The Allowance for Credit Losses on Loans was $13.9 million at March 31, 2025.

Noninterest income for the first quarter 2025 totaled $10.3 million compared to $10.6 million for the fourth quarter 2024.

Noninterest expenses for the first quarter 2025 were $25.1 million compared to $25.9 million for the fourth quarter 2024. The decline in noninterest expense is primarily due to lower salaries and benefits expense due to fewer business days in the first quarter 2025 compared to the fourth quarter 2024, lower occupancy and equipment expense, and lower estimated operating losses from limited partnership investments.

The income tax provision (FTE) for the first quarter 2025 was $11.1 million compared to $12.3 million for the fourth quarter 2024. The fourth quarter 2024 income tax provision includes a $305 thousand increase to reconcile the 2023 income tax provision to the filed 2023 tax returns.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
                Westamerica Bancorporation
                1108 Fifth Avenue, San Rafael, CA 94901
                Robert A. Thorson – Investor Relations Contact
                707-863-6090
                investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2024 filed on Form 10-K and quarterly report for the quarter ended September 30, 2024 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information April 17, 2025
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2025

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'2025	Q1'2024	Change	Q4'2024
Net Interest and Loan Fee
Income (FTE)	$56,390	$66,094	-14.7%	$59,247
(Reversal of ) Provision
for Credit Losses	(550)	300	n/m	-
Noninterest Income	10,321	10,097	2.2%	10,633
Noninterest Expense	25,127	26,099	-3.7%	25,853
Income Before Taxes (FTE)	42,134	49,792	-15.4%	44,027
Income Tax Provision (FTE)	11,097	13,375	-17.0%	12,327
Net Income	$31,037	$36,417	-14.8%	$31,700

Average Common Shares
Outstanding	26,642	26,674	-0.1%	26,699
Diluted Average Common
Shares Outstanding	26,642	26,675	-0.1%	26,701

Operating Ratios:
Basic Earnings Per Common
Share	$1.16	$1.37	-15.3%	$1.19
Diluted Earnings Per
Common Share	1.16	1.37	-15.3%	1.19
Return On Assets (a)	2.03%	2.24%		2.02%
Return On Common
Equity (a)	11.9%	15.2%		12.1%
Net Interest Margin (FTE) (a)	3.90%	4.30%		4.01%
Efficiency Ratio (FTE)	37.7%	34.3%		37.0%

Dividends Paid Per Common
Share	$0.44	$0.44	0.0%	$0.44
Common Dividend Payout
Ratio	38%	32%		37%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'2025	Q1'2024	Change	Q4'2024
Interest and Loan Fee
Income (FTE)	$59,786	$69,095	-13.5%	$62,713
Interest Expense	3,396	3,001	13.2%	3,466
Net Interest and Loan Fee
Income (FTE)	$56,390	$66,094	-14.7%	$59,247

Average Earning Assets	$5,794,836	$6,119,368	-5.3%	$5,850,620
Average Interest-Bearing
Liabilities	2,770,099	2,955,565	-6.3%	2,796,675

Yield on Earning Assets
(FTE) (a)	4.14%	4.50%		4.25%
Cost of Funds (a)	0.24%	0.20%		0.24%
Net Interest Margin (FTE) (a)	3.90%	4.30%		4.01%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.50%	0.41%		0.49%
Net Interest Spread (FTE) (a)	3.64%	4.09%		3.76%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'2025	Q1'2024	Change	Q4'2024

Total Assets	$6,187,321	$6,525,921	-5.2%	$6,243,799
Total Earning Assets	5,794,836	6,119,368	-5.3%	5,850,620
Total Loans	789,935	853,553	-7.5%	821,767
Commercial Loans	120,189	133,422	-9.9%	131,088
Commercial Real Estate
Loans	497,379	488,989	1.7%	503,546
Consumer Loans	172,367	231,142	-25.4%	187,133
Total Investment Securities	4,395,565	5,098,539	-13.8%	4,557,436
Debt Securities Available for
Sale	3,553,755	4,224,474	-15.9%	3,710,378
Debt Securities Held to
Maturity	841,810	874,065	-3.7%	847,058
Total Interest-Bearing Cash	609,336	167,276	264.3%	471,417

Loans / Deposits	15.9%	15.9%		16.3%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'2025	Q1'2024	Change	Q4'2024

Total Deposits	$4,958,554	$5,379,060	-7.8%	$5,028,363
Noninterest Demand	2,293,059	2,532,381	-9.5%	2,342,092
Interest-Bearing Transaction	935,054	1,058,292	-11.6%	934,876
Savings	1,649,631	1,691,716	-2.5%	1,666,542
Time greater than $100K	29,460	36,135	-18.5%	31,541
Time less than $100K	51,350	60,536	-15.2%	53,312
Total Short-Term Borrowings	104,604	108,886	-3.9%	110,404
Bank Term Funding Program
Borrowings	-	62,582	n/m	-
Securities Sold under
Repurchase Agreements	104,604	46,304	125.9%	110,404
Shareholders' Equity	1,055,925	965,840	9.3%	1,039,017

Demand Deposits /
Total Deposits	46.2%	47.1%		46.6%
Transaction & Savings
Deposits / Total Deposits	98.4%	98.2%		98.3%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'2025
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,794,836	$59,786	4.14%
Total Loans (FTE)	789,935	10,744	5.51%
Commercial Loans (FTE)	120,189	1,845	6.21%
Commercial Real Estate
Loans	497,379	6,473	5.28%
Consumer Loans	172,367	2,426	5.70%
Total Investments (FTE)	4,395,565	42,339	3.85%
Total Debt Securities
Available for Sale (FTE)	3,553,755	33,753	3.80%
Corporate Securities	1,991,278	13,522	2.72%
Collateralized Loan
Obligations	915,873	14,422	6.30%
Agency Mortgage Backed
Securities	254,126	2,034	3.20%
Securities of U.S.
Government Sponsored
Entities	311,297	2,777	3.57%
Obligations of States and
Political Subdivisions
(FTE)	62,651	496	3.17%
U.S. Treasury Securities	4,303	54	5.13%
Other Debt Securities
Available for Sale (FTE)	14,227	448	12.60%
Total Debt Securities Held to
Maturity (FTE)	841,810	8,586	4.08%
Agency Mortgage Backed
Securities	56,006	329	2.35%
Corporate Securities	736,089	7,815	4.25%
Obligations of States and
Political Subdivisions
(FTE)	49,715	442	3.56%
Total Interest-Bearing Cash	609,336	6,703	4.40%

Interest Expense Paid:
Total Earning Assets	5,794,836	3,396	0.24%
Total Interest-Bearing
Liabilities	2,770,099	3,396	0.50%
Total Interest-Bearing
Deposits	2,665,495	3,229	0.49%
Interest-Bearing Transaction	935,054	46	0.02%
Savings	1,649,631	3,128	0.77%
Time less than $100K	51,350	38	0.30%
Time greater than $100K	29,460	17	0.24%
Total Short-Term Borrowings	104,604	167	0.65%
Securities Sold under
Repurchase Agreements	104,604	167	0.65%

Net Interest Income and
Margin (FTE)		$56,390	3.90%
	(dollars in thousands)
	Q1'2024
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$6,119,368	$69,095	4.50%
Total Loans (FTE)	853,553	11,413	5.38%
Commercial Loans (FTE)	133,422	2,385	7.19%
Commercial Real Estate
Loans	488,989	5,911	4.86%
Consumer Loans	231,142	3,117	5.42%
Total Investments (FTE)	5,098,539	55,399	4.32%
Total Debt Securities
Available for Sale (FTE)	4,224,474	46,552	4.38%
Corporate Securities	2,114,861	14,555	2.75%
Collateralized Loan
Obligations	1,461,182	26,700	7.23%
Agency Mortgage Backed
Securities	252,828	1,552	2.45%
Securities of U.S.
Government sponsored
entities	308,807	2,777	3.60%
Obligations of States and
Political Subdivisions
(FTE)	72,569	544	3.00%
Other Debt Securities
Available for Sale (FTE)	14,227	424	11.92%
Total Debt Securities Held to
Maturity (FTE)	874,065	8,847	4.05%
Agency Mortgage Backed
Securities	76,062	427	2.25%
Corporate Securities	729,273	7,816	4.29%
Obligations of States and
Political Subdivisions
(FTE)	68,730	604	3.52%
Total Interest-Bearing Cash	167,276	2,283	5.40%

Interest Expense Paid:
Total Earning Assets	6,119,368	3,001	0.20%
Total Interest-Bearing
Liabilities	2,955,565	3,001	0.41%
Total Interest-Bearing
Deposits	2,846,679	2,106	0.30%
Interest-Bearing Transaction	1,058,292	119	0.05%
Savings	1,691,716	1,917	0.46%
Time less than $100K	60,536	49	0.33%
Time greater than $100K	36,135	21	0.23%
Total Short-Term Borrowings	108,886	895	3.30%
Bank Term Funding Program
Borrowings	62,582	843	5.40%
Securities Sold under
Repurchase Agreements	46,304	52	0.45%

Net Interest Income and
Margin (FTE)		$66,094	4.30%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'2025	Q1'2024	Change	Q4'2024
Service Charges on Deposit
Accounts	$3,381	$3,470	-2.6%	$3,501
Merchant Processing
Services	2,733	2,507	9.0%	2,735
Debit Card Fees	1,581	1,543	2.5%	1,902
Trust Fees	899	794	13.2%	867
ATM Processing Fees	463	591	-21.7%	506
Other Service Fees	429	438	-2.1%	428
Life Insurance Gains	102	-	n/m	-
Other Noninterest Income	733	754	-2.8%	694
Total Noninterest Income	$10,321	$10,097	2.2%	$10,633

Operating Ratios:
Total Revenue (FTE)	$66,711	$76,191	-12.4%	$69,880
Noninterest Income /
Revenue (FTE)	15.5%	13.3%		15.2%
Service Charges /
Avg. Deposits (a)	0.28%	0.26%		0.28%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.16	$11.49	-11.6%	$10.41

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'2025	Q1'2024	Change	Q4'2024

Salaries and Related Benefits	$12,126	$12,586	-3.7%	$12,461
Occupancy and Equipment	5,038	5,040	-0.0%	5,219
Outsourced Data Processing	2,697	2,536	6.3%	2,610
Limited Partnership
Operating Losses	915	1,440	-36.5%	1,095
Professional Fees	395	402	-1.7%	369
Courier Service	688	649	6.0%	692
Other Noninterest Expense	3,268	3,446	-5.2%	3,407
Total Noninterest Expense	$25,127	$26,099	-3.7%	$25,853

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.76%	1.72%		1.76%
Noninterest Expense /
Revenues (FTE)	37.7%	34.3%		37.0%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q1'2025	Q1'2024	Change	Q4'2024

Average Total Loans	$789,935	$853,553	-7.5%	$821,767

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$14,780	$16,867	-12.4%	$15,318
(Reversal of ) Provision
for Credit Losses	(550)	300	n/m	-
Net ACLL Losses	(316)	(1,288)	-75.5%	(538)
End of Period ACLL	$13,914	$15,879	-12.4%	$14,780

Gross ACLL Recoveries /
Gross ACLL Losses	82%	36%		63%
Net ACLL Losses /
Avg. Total Loans (a)	-0.16%	-0.61%		-0.26%

	(dollars in thousands)
			%
	3/31/25	3/31/24	Change	12/31/24
Allowance for Credit Losses
on Loans	$13,914	$15,879	-12.4%	$14,780
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	0.0%	1
Total Allowance for Credit
Losses	$13,915	$15,880	-12.4%	$14,781

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/25	3/31/24	Change	12/31/24
Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$-	$957	n/m	$201
Performing Nonaccrual
Loans	-	1	n/m	-
Total Nonaccrual Loans	-	958	n/m	201
Accruing Loans 90+ Days
Past Due	277	525	-47.2%	534
Total Nonperforming Loans	$277	$1,483	-81.3%	$735

Total Loans Outstanding	$771,030	$844,677	-8.7%	$820,300

Total Assets	5,966,624	6,464,685	-7.7%	6,076,274

Loans:
Allowance for Credit Losses
on Loans	$13,914	$15,879	-12.4%	$14,780
Allowance for Credit Losses
on Loans / Loans	1.80%	1.88%		1.80%
Nonperforming Loans /
Total Loans	0.04%	0.18%		0.09%

10. Liquidity.

At March 31, 2025, the Company had $727,336 thousand in cash balances. During the twelve months ending March 31, 2026, the Company expects to receive $265,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at March 31, 2025, the Company’s debt securities which qualify as collateral for borrowing totaled $3,498,151 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at March 31, 2025, the Company had pledged $713,752 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at March 31, 2025, the Company had pledged $724,966 thousand in debt securities at the Federal Reserve Bank. During the three months ended March 31, 2025, the Company’s average borrowings from the Federal Reserve Bank and other correspondent banks were $-0- thousand and $-0- thousand, respectively, and at March 31, 2025, the Company had no borrowings from the Federal Reserve Bank or other correspondent banks. At March 31, 2025, the Company had access to borrowing from the Federal Reserve up to $724,966 thousand based on collateral pledged at March 31, 2025. At March 31, 2025, the Company’s estimated unpledged collateral qualifying debt securities totaled $1,615,433 thousand. Debt securities eligible as collateral are shown at market value.

				(in thousands)
				3/31/25
Debt Securities Eligible as
Collateral:
Corporate Securities				$2,517,299
Collateralized Loan
Obligations rated AAA				269,817
Obligations of States and
Political Subdivisions				109,065
Agency Mortgage Backed
Securities				302,248
Securities of U.S. Government
Sponsored Entities				299,722
Total Debt Securities Eligible
as Collateral				$3,498,151

Debt Securities Pledged
as Collateral:
Debt Securities Pledged
at the Federal Reserve Bank				($724,966)
Deposits by Public Entities				(713,752)
Securities Sold under
Repurchase Agreements				(439,287)
Other				(4,713)
Total Debt Securities Pledged
as Collateral				($1,882,718)

Estimated Debt Securities
Available to Pledge				$1,615,433

11. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/25	3/31/24	Change	12/31/24

Shareholders' Equity	$923,138	$791,691	16.6%	$889,957
Total Assets	5,966,624	6,464,685	-7.7%	6,076,274
Shareholders' Equity/
Total Assets	15.47%	12.25%		14.65%
Shareholders' Equity/
Total Loans	119.73%	93.73%		108.49%
Tangible Common Equity
Ratio	13.71%	10.56%		12.90%
Common Shares Outstanding	26,360	26,678	-1.2%	26,708
Common Equity Per Share	$35.02	$29.68	18.0%	$33.32
Market Value Per Common
Share	50.63	48.88	3.6%	52.46

	(shares in thousands)
			%
	Q1'2025	Q1'2024	Change	Q4'2024
Share Retirements (Issuances):
Total Shares Retired	361	4	n/m	-
Average Retirement Price	$50.96	$45.58	n/m	$-
Net Shares Retired (Issued)	348	(7)	n/m	(22)

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/25	3/31/24	Change	12/31/24
Assets:
Cash and Due from Banks	$727,336	$434,250	67.5%	$601,494

Debt Securities Available for
Sale:
Corporate Securities	1,802,791	1,879,980	-4.1%	1,835,937
Collateralized Loan
Obligations	822,111	1,420,584	-42.1%	982,589
Agency Mortgage Backed
Securities	250,844	225,564	11.2%	218,026
Securities of U.S.
Government Sponsored
Entities	299,722	292,583	2.4%	292,117
Obligations of States and
Political Subdivisions	60,581	70,466	-14.0%	62,186
U.S. Treasury Securities	-	-	n/m	4,955
Total Debt Securities
Available for Sale	3,236,049	3,889,177	-16.8%	3,395,810

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	53,528	73,023	-26.7%	57,927
Corporate Securities	737,146	730,350	0.9%	735,447
Obligations of States and
Political Subdivisions (1)	48,674	65,352	-25.5%	51,260
Total Debt Securities
Held to Maturity (1)	839,348	868,725	-3.4%	844,634

Loans	771,030	844,677	-8.7%	820,300
Allowance For Credit Losses
on Loans	(13,914)	(15,879)	-12.4%	(14,780)
Total Loans, net	757,116	828,798	-8.6%	805,520

Premises and Equipment, net	25,722	26,458	-2.8%	26,133
Identifiable Intangibles, net	72	291	-75.2%	125
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	259,308	295,313	-12.2%	280,885

Total Assets	$5,966,624	$6,464,685	-7.7%	$6,076,274

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,241,802	$2,514,161	-10.8%	$2,333,389
Interest-Bearing Transaction	920,461	1,066,038	-13.7%	953,863
Savings	1,633,445	1,681,921	-2.9%	1,642,360
Time	78,387	92,805	-15.5%	82,238
Total Deposits	4,874,095	5,354,925	-9.0%	5,011,850

Bank Term Funding
Program Borrowings	-	200,000	n/m	-
Securities Sold under
Repurchase Agreements	113,219	50,334	124.9%	120,322
Total Short-Term
Borrowed Funds	113,219	250,334	-54.8%	120,322

Other Liabilities	56,172	67,735	-17.1%	54,145
Total Liabilities	5,043,486	5,672,994	-11.1%	5,186,317

Shareholders' Equity:
Common Equity:
Paid-In Capital	470,844	473,989	-0.7%	476,506
Accumulated Other
Comprehensive Loss	(136,768)	(196,857)	-30.5%	(168,104)
Retained Earnings	589,062	514,559	14.5%	581,555
Total Shareholders' Equity	923,138	791,691	16.6%	889,957

Total Liabilities and
Shareholders' Equity	$5,966,624	$6,464,685	-7.7%	$6,076,274

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'2025	Q1'2024	Change	Q4'2024
Interest and Loan Fee Income:
Loans	$10,669	$11,324	-5.8%	$11,167
Equity Securities	195	174	12.1%	195
Debt Securities Available
for Sale	33,430	46,243	-27.7%	36,843
Debt Securities Held to
Maturity	8,494	8,722	-2.6%	8,538
Interest-Bearing Cash	6,703	2,283	193.6%	5,659
Total Interest and Loan
Fee Income	59,491	68,746	-13.5%	62,402

Interest Expense:
Transaction Deposits	46	119	-61.3%	46
Savings Deposits	3,128	1,917	63.2%	3,148
Time Deposits	55	70	-21.4%	68
Bank Term Funding Program
Borrowings	-	843	n/m	-
Securities Sold under
Repurchase Agreements	167	52	222.1%	204
Total Interest Expense	3,396	3,001	13.2%	3,466

Net Interest and Loan
Fee Income	56,095	65,745	-14.7%	58,936

(Reversal of) Provision
for Credit Losses	(550)	300	n/m	-

Noninterest Income:
Service Charges on Deposit
Accounts	3,381	3,470	-2.6%	3,501
Merchant Processing
Services	2,733	2,507	9.0%	2,735
Debit Card Fees	1,581	1,543	2.5%	1,902
Trust Fees	899	794	13.2%	867
ATM Processing Fees	463	591	-21.7%	506
Other Service Fees	429	438	-2.1%	428
Life Insurance Gains	102	-	n/m	-
Other Noninterest Income	733	754	-2.8%	694
Total Noninterest Income	10,321	10,097	2.2%	10,633

Noninterest Expense:
Salaries and Related Benefits	12,126	12,586	-3.7%	12,461
Occupancy and Equipment	5,038	5,040	-0.0%	5,219
Outsourced Data Processing	2,697	2,536	6.3%	2,610
Limited Partnership
Operating Losses	915	1,440	-36.5%	1,095
Professional Fees	395	402	-1.7%	369
Courier Service	688	649	6.0%	692
Other Noninterest Expense	3,268	3,446	-5.2%	3,407
Total Noninterest Expense	25,127	26,099	-3.7%	25,853

Income Before Income Taxes	41,839	49,443	-15.4%	43,716
Income Tax Provision	10,802	13,026	-17.1%	12,016
Net Income	$31,037	$36,417	-14.8%	$31,700

Average Common Shares
Outstanding	26,642	26,674	-0.1%	26,699
Diluted Average Common
Shares Outstanding	26,642	26,675	-0.1%	26,701

Per Common Share Data:
Basic Earnings	$1.16	$1.37	-15.3%	$1.19
Diluted Earnings	1.16	1.37	-15.3%	1.19
Dividends Paid	0.44	0.44	0.0%	0.44

Footnotes and Abbreviations:
(1) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at March 31, 2025, December 31, 2024 and March 31, 2024.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized